EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW, CONSTITUTES AND APPOINTS ROBERT H. JOSEPH, JR. AND DAVID R. BREWER, JR. AND EACH OF THEM, OUR TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO DO ANY AND ALL ACTS AND THINGS AND EXECUTE, IN THE NAME OF THE UNDERSIGNED, ANY AND ALL INSTRUMENTS WHICH SAID ATTORNEYS-IN-FACT AND AGENTS MAY DEEM NECESSARY OR ADVISABLE IN ORDER TO ENABLE ALLIANCE CAPITAL MANAGEMENT L.P. TO COMPLY WITH THE SECURITIES ACT OF 1933 AND ANY REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT THEREOF, IN CONNECTION WITH THE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF THE REGISTRATION STATEMENT ON FORM S-8 UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SECURITIES TO BE OFFERED UNDER THE SCB DEFERRED COMPENSATION AWARD PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. 1997 LONG TERM INCENTIVE PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. PARTNERS COMPENSATION PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. UNIT OPTION PLAN, THE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. 1993 UNIT OPTION PLAN AND THE PROFIT SHARING PLAN FOR EMPLOYEES OF ALLIANCE CAPITAL MANAGEMENT L.P., INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION, POWER AND AUTHORITY TO SIGN THE NAME OF THE UNDERSIGNED TO SUCH REGISTRATION STATEMENT, AND ANY AMENDMENTS TO SUCH REGISTRATION STATEMENT (INCLUDING POST-EFFECTIVE AMENDMENTS), AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, TO SIGN ANY AND ALL APPLICATIONS, REGISTRATION STATEMENTS, NOTICES OR OTHER DOCUMENTS NECESSARY OR ADVISABLE TO COMPLY WITH APPLICABLE STATE SECURITIES LAWS, AND TO FILE THE SAME, TOGETHER WITH OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE APPROPRIATE STATE SECURITIES AUTHORITIES, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND TO PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY AND TO ALL INTENTS AND PURPOSES AS THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, AND ANY OF THEM, OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

Signature                           Title                        Date
---------                           -----                        ----
/s/ Dave H. Williams
-------------------------       Chairman of the Board        September 29, 2000
    Dave H. Williams            and Director

/s/ Luis Javier Bastida
-------------------------       Director                     September 28, 2000
    Luis Javier Bastida

/s/ Donald H. Brydon
-------------------------       Director                     September 29, 2000
    Donald H. Brydon

/s/ Bruce W. Calvert
-------------------------       Vice Chairman and Director   September 27, 2000
    Bruce W. Calvert

/s/ John D. Carifa              Director                     September 25, 2000
-------------------------
    John D. Carifa

/s/ Henri de Castries           Director                     September 29, 2000
-------------------------
    Henri de Castries

/s/ Kevin C. Dolan              Director                     September 26, 2000
-------------------------
    Kevin C. Dolan

/s/ Denis Duverne               Director                     September 26, 2000
-------------------------
    Denis Duverne

/s/ Alfred Harrison             Vice Chairman and Director   September 25, 2000
-------------------------
    Alfred Harrison

                                Director                     September __, 2000
-------------------------
Herve Hatt

/s/ Michael Hegarty             Director                     September 25, 2000
-------------------------
    Michael Hegarty

/s/ Benjamin D. Holloway        Director                     September 25, 2000
-------------------------
    Benjamin D. Holloway

/s/ W. Edwin Jarmain            Director                     September 26, 2000
-------------------------
    W. Edwin Jarmain

/s/ Edward D. Miller            Director                     September 28, 2000
-------------------------
    Edward D. Miller

/s/ Peter D. Noris              Director                     September 27, 2000
-------------------------
    Peter D. Noris

/s/ Frank Savage                Director                     September 29, 2000
-------------------------
    Frank Savage

/s/ Peter J. Tobin              Director                     September 25, 2000
-------------------------
    Peter J. Tobin

/s/ Stanley B. Tulin            Director                     September 25, 2000
-------------------------
    Stanley B. Tulin


/s/ Reba W. Williams            Director                     September 29, 2000
-------------------------
    Reba W. Williams

/s/ Robert B. Zoellick          Director                     September 25, 2000
-------------------------
    Robert B. Zoellick

-------------------------       Director                     September __, 2000
Lewis A. Sanders


-------------------------       Director                     September __, 2000
Roger Hertog